OAXACA RESOURCES CORP.

$0.40 POST-FORWARD STOCK SPLIT UNIT SUBSCRIPTION AGREEMENT
TO:	Oaxaca Resources Corp. (the "Company").
FROM:	_____________________________________________________________________ (Investor's Name)
RE:	Purchase of Post-Forward Stock Split Units of Oaxaca Resources Corp. at $0.40 per Unit (the "Offering").

The undersigned (the "Investor") hereby irrevocably subscribes for and agrees to purchase from the Company, on the terms and conditions set forth in this agreement (the "Subscription Agreement"), that number of post-Forward Stock Split (as hereinafter defined) units (each a "Unit") set out on page 3 of this Subscription Agreement at a price of $0.40 per Unit, for the total consideration set forth below (the "Purchase Price"). Each Unit consists of one share of common stock of the Company (each, a "Share") and one-half of one non-transferrable share purchase warrant (each whole warrant being a "Warrant") to purchase one additional share of common stock of the Company (each, a "Warrant Share") at an exercise price of US$0.60 per Warrant Share for a period of two years from the Closing Date (as defined herein).

In conjunction with the terms and conditions of a certain letter of intent (the "LOI"), as recently entered into between the Company and Garmatex Technologies, Inc. ("Garmatex"), the Company has proposed to complete a business combination which will entail the acquisition of all of the issued and outstanding capital stock of Garmatex by way of a statutory arrangement (the "Arrangement") pursuant Part 9, Division 5, of the Business Corporations Act (British Columbia). As part of the pending Arrangement, and subject to certain Arrangement pre-conditions; which include, without limitation, the share consolidation of Garmatex (on a one new for five old basis), the cancellation of 1,320,000 current (pre-Forward Stock Split) founders' shares of the Company, the forward split of the Company (on a 12.5 new for one old basis - the "Forward Stock Split") and the within Offering (which is considered the Concurrent Company Financing under the LOI), it is presently intended that the net proceeds to the Company from the within Offering will be loaned by the Company to by Garmatex from time to time (each a "Loan") and include, in each such instance, interest accruing on any Loan at the rate of 5% per annum, compounded semi-annually and not in advance prior to maturity; and with maturity in each such instance of a Loan being the date which is the earlier of (i) nine months from the advancement date of any such Loan, (ii) the closing of the Arrangement, or (iii) 90 calendar days from the termination, for any reason whatsoever, of the LOI and any definitive Arrangement agreement resulting thereof (such earlier date referred to as the "Maturity"). All Loans and interest will be secured, contemporaneously with the advancement of any funds, by way of a senior, subordinated (subordinated only to Garmatex's existing secured indebtedness), fixed and floating charge on all of the assets of Garmatex. Upon the completion of the Transaction it is intended that any Loan will become an inter-company loan and will not be recovered. Notwithstanding any other provisions of the pending Loans and including, without limitation, Garmatex's right of redemption, at any time prior to any Loan's requisite Maturity date, the Company will have, in addition to all of the rights specifically provided for under the pending Loans, the exclusive right and option, in its sole and absolute discretion, to elect to convert any portion of the then Loan and interest outstanding thereunder into such securities of Garmatex that will form any form of financing that is completed contemporaneously with the initial listing of Garmatex on any recognized stock exchange or over-the-counter market in North America as the case may be.

The Investor agrees to be bound by the terms and conditions set forth in the attached Schedule A - Terms of Subscription and including, without limitation, the terms, representations, warranties and covenants set forth in the applicable Schedules attached thereto. The Investor further agrees, without limitation, that the Company may rely upon the Investor's representations, warranties and covenants contained in such documents.

Unless otherwise expressly provided otherwise herein, all "dollar" and "$" references herein are solely to Canadian dollars.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION AGREEMENT PRIOR TO DELIVERY TO THE COMPANY

1.      All Investors complete the information required on page 4 with respect to Unit subscription amounts and registration and delivery particulars and sign where indicated.

2.      All Investors (Canadian, U.S. or other) must satisfy certain Canadian securities laws. As such, if the Investor is:

(a)      purchasing as an Accredited Investor under Section 2.3 of NI 45-106, the Investor must complete and sign Schedule B - Representation Letter for Accredited Investors, including the applicable Appendices thereto; or

(b)      purchasing as an officer, director, employee, or close friend or business associate thereof, the Investor must complete and sign Schedule C - Representation Letter for Family, Friends and Business Associates (not available to residents of Saskatchewan).

3.      In addition to the above, if the Investor is a "U.S. Purchaser", the Investor must complete, sign and date Schedule D - Certificate of U.S. Person. A "U.S. Purchaser" is (a) any "U.S. Person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), (b) any person purchasing the Units for the account or benefit of any U.S. Person or any person in the United States, (c) any person who receives or received an offer for the Units while in the United States, or (d) any person who is or was in the United States at the time the Investor's buy order was made or this Agreement was executed or delivered. Any U.S. Person purchasing Units must be an "accredited investor" as defined under Rule 501(a) promulgated under the U.S. Securities Act. Any discretionary or similar account excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act shall not be considered a U.S. Purchaser.

4.      In addition, to 1 and 2 above, if the Investor is Non-U.S. and Non-Canadian, the Investor must complete, sign and date Schedule E - Certificate of Foreign Investor.

5.      All Investors must courier and/or fax or email completed forms to counsel for Garmatex, McMillan LLP, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, Attention: Thomas J. Deutsch (fax: (604) 893-2679 and email: homas.deutsch@mcmillan.ca) ("Garmatex Counsel"). Funds may (a) be attached to the forms by certified cheque or bank draft payable to "McMillan LLP In Trust" or (b) wired to Garmatex Counsel as set forth on the next page. All monetary amounts herein are in Canadian. dollars unless otherwise indicated. Funds received will be held and released subject to the conditions described in section 3 of Schedule A attached hereto.

SUBJECT TO THE CLOSING CONDITIONS DESCRIBED IN SECTION 3 OF SCHEDULE A BEING MET, BY EXECUTION HEREOF YOU ARE IRREVOCABLY AUTHORIZING THE COMPANY TO RELEASE THE SUBSCRIPTION AGREEMENT AND YOUR SUBSCRIPTION PROCEEDS TO GARMATEX WITHOUT FURTHER AUTHORITY FROM YOU.

           McMillan LLP Trust Wire Instructions for CAD Dollars:*
Bank Name:	BMO Bank of Montreal. First Bank Tower, 595 Burrard Street, Vancouver, B.C., Canada, V7X 1L7.
Account Name:	McMillan LLP, In Trust, CAD Dollar Account.
Bank No.	001.
Swift No.:	BOFMCAM2.
Transit No.:	00040.
Account No.:	00041577447
Details:	1005069 - 242112; Garmatex Technologies, Inc.; Project O Transaction - Thomas J. Deutsch.

*   If you are sending United States currency from the United States or overseas (which will be converted to Canadian once they reach Canada) the funds must be routed through the following bank first and then through BMO:

Routing Bank:	Wells Fargo Bank NA
Swift Code:	PNBPUS3NNYC.
Federal ABA#:	026005092.
Details:	1005069 - 242112; Garmatex Technologies, Inc.; Project O Transaction - Thomas J. Deutsch.

In this regard the Investor agrees that Garmatex Counsel shall have no accountability to the Investor whatsoever and acknowledges that Garmatex Counsel is merely a recipient for the Company and Garmatex under the Arrangement and for all Loans thereunder and has no obligation of any nature to the Investor. Under no circumstances shall Garmatex Counsel be considered to be giving legal or other advice or services to the Investor or to the Company and no communication between the Investor and/or the Company and Garmatex Counsel shall be considered advice (at the most only administrative subscription assistance on behalf of Company and Garmatex) and the Investor shall rely solely and exclusively on the Investor's own judgment and the advice of the Investor's own counsel.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO ANY U.S. PERSON WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD ONLY BE PURCHASED BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY READ AND EVALUATE THE INFORMATION SET FORTH IN THIS SUBSCRIPTION AGREEMENT BEFORE PURCHASING ANY OF SUCH SECURITIES.

__________

REGISTRATION AND DELIVEY INSTRUCTIONS:

________________________________________________
(Name of Investor - please print)

________________________________________________
(Authorized Signature of Investor)

________________________________________________
(Official Capacity or Title if Investor is not an individual
- please print)

________________________________________________
(Please print the name of the individual whose signature appears above if it is different from the name of the Investor printed above.)

________________________________________________
(Investor's Address)

________________________________________________
(Investor's Address)

________________________________________________
(Telephone Number) (E-Mail Address)

________________________________________________
(Canadian Social Insurance Number, if applicable)

Aggregate Purchase Price (amount paid now): $_______________________________________________ Number of Units: ________________________________________________

If the Investor is signing as agent for a principal and is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, complete the following and ensure that Schedule B or C, and, if applicable, Schedule D or Schedule E, is completed on behalf of such principal:

________________________________________________
(Name of Principal)

________________________________________________
(Principal's Address)

________________________________________________

Register the Shares and Warrants as follows:

________________________________________________
(Name)

________________________________________________
(Account reference, if applicable)

________________________________________________
(Address)

________________________________________________
(Address)

Deliver the Shares and Warrants as follows:

________________________________________________
(Name)

________________________________________________
(Account reference, if applicable)

________________________________________________
(Contact Name)

________________________________________________
(Address)

________________________________________________
(Address)

State whether the Investor is an Insider of the Company, as such term is defined in the Securities Act (British Columbia):

      Yes     ☐                  No      ☐

State whether the Investor is a member of a Pro Group:

      Yes     ☐                  No      ☐

State whether the Investor is a Registrant, as such term is defined in the Securities Act (British Columbia):

      Yes     ☐                  No      ☐

__________

ACCEPTANCE:

Accepted and agreed to by Oaxaca Resources Corp. as of the _____ day of _____________, 2016.	) ) ) ) )	OAXACA RESOURCES CORP. Per: (Authorized Signatory)

__________

SCHEDULE A

TERMS OF SUBSCRIPTION

Re:     Purchase of post-Forward Stock Split Units of Oaxaca Resources Corp. - Exempt from Prospectus and Registration Requirements - at $0.40 per Unit

1.      Definitions

1.1

(a)      "Accredited Investor" means a high net worth or high income person, specifically defined in NI 45-106 and/or Regulation D, as applicable, on the relevant attachments hereto;

(b)      "Agreement" or "Subscription Agreement" means this Subscription Agreement and all Schedules and forms attached thereto, and all instruments supplementing, amending or confirming this Subscription Agreement;

(c)      "Applicable Securities Laws" means the securities legislation having application, and the rules, policies, notices and orders issued by applicable securities regulatory authorities having application over this Offering and the Company;

(d)      "Closing" means a completion of an issue and sale by the Company and the purchase by the Investors of the Units pursuant to this Subscription Agreement at or about 11:00 a.m. on the Closing Date. Closings may occur on one or more dates as the Company may determine from time to time;

(e)      "Closing Date" means a date chosen by the Company on which the sale of the Units purchased by the Investor are issued. The Offering may close on more than one Closing Date and may be closed in whole or in part and from time to time at the discretion of the Company;

(f)      "Exemption" means an exemption from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

(g)      "Family, Friends and Business Associates Exemption" means the Exemption found in Section 2.5 (1) of NI 45-106;

(h)      "International Jurisdiction" means a country other than Canada or the United States;

(i)      "Investor" means the person or persons named as Investor on the execution page of this Subscription Agreement, and if more than one person is so named means all of them jointly and severally;

(j)      "NI 45-102" means National Instrument 45-102 - Resale of Securities, in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available from the Company or online at www.bcsc.bc.ca);

(k)      "NI 45-106" means National Instrument 45-106 - Prospectus and Registration Exemptions, in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available from the Company or online at www.bcsc.bc.ca);

(l)      "Offering" means the sale by the Company of post-Forward Stock Split Units at a price of $0.40 per Unit on the terms set forth in this Agreement. There is no minimum aggregate Offering and the Company reserves the right to decrease or increase the size of the Offering at its discretion;

(m)      "Personal Information" means any information about a person (whether an individual or otherwise) and includes information contained in this Subscription Agreement;

(n)      "Proceeds" has the meaning ascribed thereto in section 2.1 hereof;

(o)      "Regulation D" means Regulation D under the U.S. Securities Act;

(p)      "Regulation S" means Regulation S under the U.S. Securities Act;

(q)      "SEC" means the United States Securities and Exchange Commission;

(r)      "Securities" means, collectively, the Units, the Shares, the Warrants and the Warrant Shares;

(s)      "United States" means the United States of America, its territories, and State of the United States and the District of Columbia;

(t)      "U.S. Person" means a U.S. Person as defined in Regulation S (the definition of which includes, but is not limited to, (i) any natural person resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any partnership or corporation organized outside of the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized, or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts, and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person;

(u)      "U.S. Purchaser" is (a) any U.S. Person as defined in Regulation S, (b) any person purchasing the Securities on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States, (c) any person who receives or received an offer of the Securities while in the United States or (d) any person who is or was in the United States at the time the Investor's buy order was made or this Agreement was executed or delivered (provided that any discretionary or similar account excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act shall not be considered a U.S. Purchaser); and

(v)      "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States of America.

1.2      Words and phrases which are used in this Subscription Agreement and all Schedules thereto and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106, unless otherwise specifically defined in section 1.1 of this Subscription Agreement.

2.      Terms of Offering

2.1      The Investor hereby irrevocably subscribes for and agrees to purchase from the Company, on the terms and conditions set forth herein, the dollar value of Units of the Company set out on the execution page of this Subscription Agreement (the "Proceeds"). Each Unit consists of one post-Forward Stock Split Share and one-half of one post-Forward Stock Split Warrant. Each whole Warrant is exercisable by the holder thereof to purchase one Warrant Share at an exercise price of US$0.60 per Warrant Share, expiring at 5:00 p.m. (Vancouver, British Columbia time) on the date that is two years from the completion of the Transaction with Garmatex. This Subscription Agreement will be deemed to have been made and be effective only upon its acceptance by the Company.

2.2      The Investor acknowledges and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Investor is contracting) that the Units subscribed for by it hereunder form part of a larger issuance and sale by the Company of Units.

2.3      The Investor acknowledges and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Investor is contracting) that the Company may pay a commission or finder's fee in connection with the Offering, in compliance with Applicable Securities Laws and in an amount, if any, determined in the sole and unfettered discretion by the Company's board of directors.

3.      Closing

3.1      The Investor must deliver or fax or email to the office of Garmatex Counsel (as set forth on the initial pages of this Subscription Agreement), on or before the Closing Date, this Subscription Agreement duly completed and executed in accordance with the instructions on the initial pages of this Subscription Agreement together with evidence the subscription funds have been either delivered or wired to Garmatex Counsel (each as set forth on the initial pages of this Subscription Agreement). On request by the Company, the Investor agrees to complete and deliver any other information as may reasonably be required by Applicable Securities Laws to complete the purchase and sale contemplated by this Subscription Agreement.

3.2      Delivery against payment for the Units will be completed by the Company at its offices of Garmatex Counsel on the Closing Date provided that all conditions to Closing have been met. On the Closing certificates representing the Shares and Warrants will be delivered to the Investor as the Investor shall instruct. The Investor hereby waives receiving any prior notice of Closing.

3.3      Once this Subscription Agreement is accepted by the Company, the completion of the sale of Units contemplated by this Subscription Agreement is subject only to Regulatory Acceptance, if required, being obtained, based on the sole determination of the Company.

3.4      The Investor hereby irrevocably appoints the Company to act as its agent for the purpose of acting as its representative at the Closing and hereby appoints the Company, with full power of substitution, as its true and lawful attorney in its place or stead to execute in its name and on its behalf all closing receipts and documents required, to complete or correct any errors or omissions in any form or document provided by the Investor, including this Subscription Agreement, to approve any opinion, certificate or other document addressed to the Investor, to waive, in whole or in part, any representation, warranty, covenant or condition for its benefit and contained in this Agreement, to terminate or not deliver this Agreement if any condition is not satisfied, in such manner and on such terms and conditions as the Company in its sole discretion thereof may determine, and to accept delivery of the certificate representing the Units on the Closing Date.

4.      Investor's Representations and Warranties and Acknowledgements Regarding Risk and Independent Legal Advice

4.1      The Investor represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Investor is contracting hereunder) the Company that:

(a)      the Investor's investment in the Company is speculative and involves a high degree of risk and only investors who can afford to lose their entire investment should invest in the Offering;

(b)      substantial additional financing for the Company will be required in the future and that the Investor will be subject to dilution if such funding is obtained;

(c)      there is no assurance that any such additional financing can be obtained;

(d)      the Investor's decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company;

(e)      no prospectus or other offering document has been filed or will be filed by the Company with any securities commission or similar authority in connection with the issuance of the Units and the Offering, and the issuance and the sale of the Units is subject to such sale being exempt from the prospectus and registration requirements under Applicable Securities Laws and accordingly:

(i)      the Investor is restricted from using certain of the civil remedies available under such legislation;

(ii)      the Investor may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii)      the Company is relieved from certain obligations that would otherwise apply under such legislation;

(f)      the Investor (or others for whom the Investor is contracting hereunder) has been advised to consult its own independent legal advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and it (or others for whom it is contracting hereunder) is solely responsible (and the Company is in no way responsible) for compliance with applicable resale restrictions, and it acknowledges that the Company's counsel is acting as counsel to the Company and not as counsel to the Investor;

(g)      the Investor is not, with respect to the Company or any of its affiliates, a "control person" as defined under the Applicable Securities Laws or an "affiliate" as defined under the U.S. Securities Act, and the purchase of the Securities (or, if applicable, purchase of the Warrant Shares, based on the Investor's knowledge as of the date hereof and the date of the applicable Closing) hereunder will not result in it becoming a control person or an affiliate;

(h)      to the knowledge of the Investor, the sale of the Units to the Investor was not accompanied by any advertisement;

(i)      the offer made by this Subscription Agreement is irrevocable (subject to the right of the Company to terminate this subscription and the Subscription Agreement) and requires acceptance by the Company;

(j)      this subscription is not enforceable by the Investor unless it has been accepted by the Company and the Investor waives any requirement on the Company's behalf to communicate immediately its acceptance of this subscription to the Investor;

(k)      the Investor is sophisticated in financial investments, has had access to and has received all such information concerning the Company that the Investor has considered necessary in connection with the Investor's investment decision and the Investor will not receive an offering memorandum or similar disclosure document;

(l)      the Investor has had access to such information, if any, concerning the Company as it considered necessary in connection with its investment decision to invest in the Securities, including receiving satisfactory answers to any questions the Investor has asked any of the officers of the Company;

(m)      the Investor acknowledges that the financial statements of the Company have been prepared in accordance with generally accepted accounting principles of the United States, which differ in some respects from generally accepted accounting principles of Canada and International Financial Reporting Standards, and thus may not be comparable to financial statements of Canadian companies;

(n)      the Investor acknowledges that there may be material tax consequences to the Investor of an acquisition, holding or disposition of the Securities (or, if applicable, the Warrant Shares). The Company gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, Canadian, state, provincial, local or foreign tax law of the Investor's acquisition, holding or disposition of such securities, and the Investor acknowledges that it is solely responsible for determining the tax consequences of its investment. The Investor is not relying on the Company or its affiliates or counsel in this regard;

(o)      the Investor acknowledges that the Company is not a reporting issuer (or equivalent thereof) in any jurisdiction in Canada and that the Securities are subject to an indefinite restriction on resale (i.e., a "hold period") under Canadian securities laws and that it will not be able to resell any of the Securities until expiration of the applicable hold period (which hold period will not commence to run until the Company has become a reporting issuer in a jurisdiction of Canada) other than in accordance with limited exemptions under Applicable Securities Laws and regulatory policy;

(p)      the Investor is aware that there is an indefinite hold period imposed by Applicable Securities Laws in respect of the Securities and that the Securities can only be sold in reliance upon an exemption from the prospectus and registration requirements of Applicable Securities Laws. The Investor shall comply with all such resale restrictions. The Investor is aware that the certificates representing the Securities will bear one or more restrictive legends. The resale restrictions under Applicable Securities Laws in Canada will apply until four months after the Company becomes a reporting issuer in Canada (which may never happen), and if the Investor is a U.S. Purchaser, the Securities will be issued as restricted securities (as defined in Rule 144(a)(3) under the U.S. Securities Act) and will be subject to resale restrictions under the U.S. Securities Act and under applicable state securities laws;

(q)      the Securities have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold in the United States or to a U.S. Person unless an exemption from such registration requirements is available;

(r)      the Investor is not purchasing the Securities as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(s)      the Investor acknowledges that if the Company is deemed to be a "shell company" (as defined under Rule 405 of the U.S. Securities Act), then the applicable hold period of the Company's securities under Rule 144 of the U.S. Securities Act will be one year from the date the Company ceases to be a "shell company" and files Form 10 information (as defined in Rule 144(i)(3) under the U.S. Securities Act) with the SEC;

(t)      the Proceeds will be available to the Company on Closing and this subscription is not conditional on any other subscription completing;

(u)      no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities;

(v)      the Company will rely on the representations and warranties made herein or otherwise provided by the Investor to the Company in completing the sale and issue of the Units to the Investor;

(w)      the Investor will enter into any customary pooling or escrow agreement that may be required under Applicable Securities Laws or under any agreement between the Company and a selling agent or underwriter in connection with any possible future public offering of the Company's securities;

(x)      the Subscription Agreement requires the Investor to provide certain personal information to the Company. Such personal information is being collected by the Company for the purposes of completing the Offering and which includes, without limitation, determining the Investor's eligibility to purchase the Units under Applicable Securities Laws, preparing and registering certificates representing the Securities to be issued to the Investor and completing filings required by any securities regulatory authorities;

(y)      the Company urges the Investor and the Investor has had the opportunity to obtain independent legal, accounting, investment and tax advice prior to the execution and delivery of this Agreement and the advancement of the subscription Proceeds, and in the event that the Investor did not avail itself of that opportunity prior to signing this Agreement and advancement of the subscription Proceeds, the Investor did so voluntarily and without any undue pressure or influence and agrees that any failure to obtain independent legal, accounting, investment or tax advice will not be used as a defence to the enforcement of the Investor's obligations under this Agreement;

(z)      all costs and expenses incurred by the Investor (including any fees and disbursements of any special counsel or other advisors retained by the Investor) relating to the purchase of the Securities will be borne by the Investor; and

(aa)      the Investor understands the risks and has previously invested in privately held, early stage development companies, where there is no liquidity of the securities purchased.

5.      Investor's Exemption Status

5.1      All Investors. The Investor, by its execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Company and its counsel (which representations, warranties and covenants will survive the Closing of the Offering) that the Investor is purchasing the Units as principal for its own account, it is purchasing such Units not for the benefit of any other person, and not with a view to the resale or distribution of the Units, the Investor's purchase of the Units complies with all Applicable Securities Laws of the Investor's jurisdiction of residence, and one of the following Exemptions applies to the Investor:

(a)      Insiders' Family, Close Friends and Business Associates Exemption

(NOT AVAILABLE FOR RESIDENTS IN SASKATCHEWAN)

The Investor is:

(i)      a director, executive officer or control person of the Company, or of an affiliate of the Company,

(ii)      a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Company, or of an affiliate of the Company,

(iii)      a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Company or of an affiliate of the Company,

(iv)      a close personal friend of a director, executive officer or control person of the Company, or of an affiliate of the Company,

(v)      a close business associate of a director, executive officer or control person of the Company, or of an affiliate of the Company,

(vi)      a founder of the Company or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Company,

(vii)      a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Company,

(viii)      a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (i) to (vii) above; or

(ix)      a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (i) to (vii) above;

and the Investor has properly completed and duly executed a Representation Letter for Family, Friends and Business Associates attached to this Subscription Agreement as Schedule C and confirming the truth and accuracy of all statements made by the Investor in such certificate. If the Investor is from Ontario, the Company is not an investment fund; or

(b)      Accredited Investor Exemption

The Investor is resident in any Province or Territory in Canada and he/she/it is an "accredited investor" (and will be at the closing of the issue and sale of the Units) within the meaning of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix I to Schedule "B" (THE INVESTOR MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX I TO SCHEDULE B AND, IF APPLICABLE, COMPLETE EACH QUESTION WHICH FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION). If the Investor is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix I to Schedule B, the Investor has duly completed and signed two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix II to Schedule B. In addition, if the Investor is an individual relying on paragraph (j), (j.1), (k) or (l) of the "accredited investor" definition in Appendix I to Schedule B, the Investor has duly completed and signed the Accredited Investor Questionnaire attached hereto as Appendix III to Schedule B. The Investor was not created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI 45-106; or

(c)      Minimum Amount Exemption

The Investor is resident in any Province or Territory in Canada, it is not an individual, and it was not, as the case may be, created or used solely to purchase or hold securities in reliance on the minimum amount exemption from the prospectus requirements provided for under Section 2.10 of NI 45-106, and it is either purchasing the Units:

(i)      as principal and not for the benefit of any other person, and the aggregate acquisition cost for the Units, payable by the Investor in cash at the time of the distribution, is not less than CDN$150,000; or

(ii)      as agent for the Investor disclosed on the execution page (page 4) of this Subscription Agreement, and it is an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Units on behalf of such disclosed beneficial Investor and such disclosed beneficial Investor for whom it is contracting hereunder is purchasing as principal and not for the benefit of any other person, and the aggregate acquisition cost for the Units, payable by such beneficial Investor in cash at the time of the distribution, is not less than CDN$150,000.

5.2      Investor Outside of Canada. If the Investor is a resident in an International Jurisdiction or in the United States, it certifies (on its own behalf and, if applicable, on behalf of each person on whose behalf the Investor is contracting) that:

(a)      no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)      there is no government or other insurance covering the Securities;

(c)      there are risks associated with the purchase of the Securities;

(d)      there are restrictions on the Investor's ability to resell the Securities and it is the responsibility of the Investor to determine what those restrictions are and to comply with them before selling the Securities;

(e)      the Company has advised the Investor that the Company is relying on an exemption from the requirements to provide the Investor with a prospectus and to sell the Securities through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this Exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Investor;

(f)      the Investor is knowledgeable of securities legislation having application or jurisdiction over the Investor and the Offering (other than the laws of Canada and the United States) which would apply to this Subscription Agreement;

(g)      the Investor is purchasing the Securities pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction and or, if such is not applicable, the Investor is permitted to purchase the Securities, and the Company has no filing obligations in the International Jurisdiction;

(h)      no laws in the International Jurisdiction require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;

(i)      the subscription for the Units by the Investor does not contravene any of the International Securities Laws applicable to the Investor and the Company and does not trigger any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase or to register the Units or to be registered with any governmental or regulatory authority, and the Investor will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in paragraphs (b) and (c) above to the satisfaction of the Company, acting reasonably;

(j)      the Securities are being acquired for investment only and not with a view to resale and distribution within the International Jurisdiction; and

(k)      the Investor has executed and delivered a Certificate of Foreign Investor in the form attached as Schedule E to this Subscription Agreement and:

(i)      it is an "accredited investor" (and will be at the closing of the issue and sale of the Units) within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix I to Schedule B (THE INVESTOR MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX I TO SCHEDULE B AND, IF APPLICABLE, COMPLETE EACH QUESTION WHICH FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION). If the Investor is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix I to Schedule B, the Investor has duly completed and signed two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix II to Schedule B. In addition, if the Investor is an individual relying on paragraph (j), (j.1), (k) or (l) of the "accredited investor" definition in Appendix I to Schedule B, the Investor has duly completed and signed the Accredited Investor Questionnaire attached hereto as Appendix III to Schedule B. The Investor was not created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI 45-106; or

(ii)      it has concurrently completed Schedule C indicating that the Investor satisfies (and will satisfy at the Closing Time) one of the categories set forth therein under the family, friends and business associates exemption under NI 45-106; or

(iii)      it is not an individual, was not created or used solely to purchase or hold the Units and the aggregate acquisition cost for the Units, payable by the Investor in cash at the time of the distribution, is not less than CDN$150,000.

5.3      U.S. Securities Law Matters. The Investor represents and warrants to the Company that:

(a)      if the Investor is not a U.S. Purchaser (it being understood that a discretionary or similar account (other than an estate or trust) that is excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act and is held for the benefit or account of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be considered a U.S. Purchaser)

(i)      it is not a person in the United States or a U.S. Person and it is not acquiring the Securities (and will not acquire any Warrant Shares) for the account or benefit of any person in the United States or any U.S. Person;

(ii)      it was not offered the Securities in the United States;

(iii)      at the time the buy order for the Securities was originated, it was outside the United States and this Subscription Agreement was not executed or delivered in the United States;

(iv)      the current structure of this transaction and all transactions and activities contemplated hereunder is not part of a scheme to avoid the registration requirements of the U.S. Securities Act; and

(v)      it understands that the Company is the seller of the Securities and the Warrant Shares and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; except as otherwise permitted by Regulation S, the Investor agrees that it will not, during a six-month distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities or the Warrant Shares other than to or for the account or benefit of a non-U.S. Person; or

(b)      if the Investor is a U.S. Purchaser, the Investor represents and warrants to the Company that it is an accredited investor as defined in Rule 501(a) of Regulation D of the U.S. Securities Act (a "U.S. Accredited Investor"), and is acquiring the Units for its own account or for the account or benefit of a U.S. Accredited Investor as to which it exercises sole investment discretion, to be held for investment only and not with a view to any resale, distribution or other disposition of the Units in violation of United States securities laws or applicable state securities laws; and

IN THE CASE OF 5.3(b) above, the Investor has properly completed and duly executed a Certificate of U.S. Person attached to this Subscription Agreement as Schedule D, confirms the truth and accuracy of all statements made by the Investor in such certificate and understands the Company is relying on such statements, and is an "accredited investor" (and will be at the closing of the issue and sale of the Units) within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix I to Schedule B (THE INVESTOR MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX I TO SCHEDULE B AND, IF APPLICABLE, COMPLETE EACH QUESTION WHICH FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION). If the Investor is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix I to Schedule B, the Investor has duly completed and signed two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix II to Schedule B. In addition, if the Investor is an individual relying on paragraph (j), (j.1), (k) or (l) of the "accredited investor" definition in Appendix I to Schedule B, the Investor has duly completed and signed the Accredited Investor Questionnaire attached hereto as Appendix III to Schedule B. The Investor was not created or used solely to purchase or hold securities as an "accredited investor" as described in paragraph (m) of the definition of "accredited investor" in NI 45-106.

6.      Other General Representations Applicable to All Investors

6.1      The Investor represents and warrants (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Investor is contracting hereunder) to the Company that, as of the date of this Subscription Agreement and at the Closing hereunder:

(a)      the Investor has no knowledge of a "material fact" or "material change", as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Corporation that has not been generally disclosed to the public;

(b)      the Investor (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out on the execution page of this Subscription Agreement;

(c)      the Investor has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Investor is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Investor;

(d)      the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

(e)      the Investor has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Investor enforceable against the Investor;

(f)      the Investor represents and warrants that the aggregate Subscription amount (purchase price) which will be advanced by the Investor to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLA") or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the "USA PATRIOT Act"), and the Investor acknowledges that the Company may in the future be required by law to disclose the Investor's name and other information relating to this Subscription Agreement and the Investor's subscription hereunder, on a confidential basis, pursuant to the PCMLA. The Investor further represents and warrants that (i) to the best of its knowledge, none of the purchase price to be provided by the Investor (A) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) is being tendered on behalf of a person or entity who has not been identified to the Investor, and (ii) it shall promptly notify the Company if the Investor discovers that any of such representations cease to be true, and it shall provide the Corporation with appropriate information in connection therewith;

(g)      the Investor is not an underwriter of, or dealer in, the shares of the Company, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Units;

(h)      in connection with the Investor's investment in the Units, the Investor is either experienced in or knowledgeable with regard to the affairs of the Company, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Units and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Units;

(i)      no person has made to the Investor any written or oral representations:

(i)      that any person will resell or repurchase the Securities;

(ii)      that any person will refund the purchase price for the Securities;

(iii)      as to the future price or value of the Securities; or

(iv)      that the Securities will be listed and posted for trading on any stock exchange or that application has been made to list the Securities of the Company on any stock exchange; and

(j)      the Investor will comply with Applicable Securities Laws, including with respect to any resale of the Securities and all related restrictions (and the Company is not in any way responsible for such compliance), and will speak and consult with its own legal advisors with respect to such compliance.

7.      Representations of the Company

7.1      The Company represents and warrants to the Investor (and acknowledges that the Investor is relying thereon) that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)      the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the State of Nevada pursuant to Chapter 78 of the Nevada Revised Statutes, and is duly qualified to carry on business in the State of Nevada and in each other jurisdiction, if any, wherein the carrying out of the activities contemplated makes such qualifications necessary;

(b)      the Company has complied, or will comply, with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;

(c)      the Company has the full corporate right, power and authority to execute this Subscription Agreement, and to issue the Units to the Investor pursuant to the terms of this Subscription Agreement;

(d)      the creation, issuance and sale of the Securities by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

(e)      the Securities will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Company;

(f)      this Subscription Agreement when accepted has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

(g)      the Company is not party to any actions, suits or proceedings which could materially affect its business or financial condition and, to the best of the Company's knowledge, no such actions, suits or proceedings have been threatened as at the date hereof;

(h)      no order ceasing or suspending trading in the securities of the Company nor prohibiting sale of such securities has been issued to the Company or its directors, officers or promoters and, to the best of the Company's knowledge, no investigations or proceedings for such purposes are pending or threatened;

(i)      all of the material transactions of the Company have been promptly and properly recorded or filed in its books or records and its minute books or records contain all records of the meetings and proceedings of its directors, shareholders, and other committees, if any, since inception;

(j)      the Company is in compliance with all applicable laws, regulations and statutes (including all environmental laws and regulations) in the jurisdictions in which it carries on business and which may materially affect the Company, has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations and statutes, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position that would materially affect the business of the Company or the business or legal environment under which the Company operates;

(k)      no order ceasing, halting or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company and no investigations or proceedings for such purposes are pending or threatened;

(l)      the Company has filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and has paid all taxes required to be paid by the Company and any other assessment, fine or penalty levied against the Company, or any amounts due and payable to any governmental authority, to the extent that any of the foregoing is due and payable; and

(m)      all documents and information provided by the Company to the Investor with respect to the Company and its business are true and correct, none of such documents and information contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.      Covenants of the Company

8.1      The Company hereby covenants with each Investor that it will:

(a)      offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or qualification requirements of Applicable Securities Laws and otherwise fulfil all legal requirements required to be fulfilled by the Company in connection with the Offering;

(b)      use its commercially reasonable efforts to obtain all necessary approvals for this Offering; and

(c)      use the Proceeds for general and corporate working capital and for any other purpose the Board from time to time approves.

9.      Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

9.1      The Investor acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Company. The Investor covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true as at the date of issuance of the Units and agrees that they will survive the purchase by the Investor of the Units.

10.      No Contractual Right of Action for Rescission

10.1      The Investor acknowledges that it is purchasing the Units issued hereunder pursuant to an exemption which does not require delivery to the Investor of an offering memorandum, that it will not receive any offering memorandum in connection with this Subscription and therefore is not entitled to contractual rights of action or rescission.

11.      Resale Restrictions and Legending of Shares

11.1      The Investor acknowledges that since the Company is not a reporting issuer in Canada as that term is defined in Canadian securities legislation generally, the applicable Canadian hold period may never expire, and if no further statutory exemption may be relied upon and if a discretionary order is not obtained under Applicable Securities Laws, this could result in the Investor having to hold the Securities for an indefinite period of time. Investors will receive Share and Warrant certificates bearing a legend substantially in the form set below:

"Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) [the Closing Date], and (ii) the date the Company became a reporting issuer in any province or territory."

The Investor further consents to the placement of any additional legend required by Applicable Securities Laws determined to be required by the Company and its counsel, which is expected to include the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET."

11.2      The Investor acknowledges that the Company is considered a U.S. "domestic issuer" under applicable U.S. securities laws and, as such, upon the original issuance therefore and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Securities and all certificates issued in exchange therefore or in substitution thereof, shall bear one of the following legends:

The certificates representing the Securities issued outside the United States to non-U.S. Persons shall bear the following legend:

'THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for Warrants add: AND THE SEUCRITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

The certificates representing the Shares issued in the United States or to U.S. Persons shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for Warrants add: AND THE SEUCRITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.";

provided, however, in either case, if any Shares, Warrants or Warrant Shares are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Corporation an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

11.3      In addition, the Investor acknowledges that in addition to the legends set forth about in Sections 11.1 and 11.2, the certificates representing the Warrants, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

"THIS WARRANT MAY NOT BE EXERCISED BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

11.4      The Investor has been independently advised as to the applicable hold periods imposed in respect of the Securities by Applicable Securities Laws and regulatory policies and confirms that no representations by the Company has been made respecting the hold periods applicable to the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Investor may not be able to resell the Securities purchased by the Investor except in accordance with Applicable Securities Laws and regulatory policies and that the Securities may be subject to resale restrictions and may bear a legend to this effect.

11.5      The Company has no obligation to file a prospectus qualifying the distribution of the Securities in any jurisdiction where the Offering is made and has no intention to do so.

11.6      The Investor is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and that the Securities may not be offered or sold in the United Sates without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Company has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

11.7      Investors are advised to consult with their own advisors concerning their particular circumstances and the particular nature of the restrictions on resale and transfer, the extent of the applicable restricted period and the possibilities of utilizing any further exemptions or the obtaining of a discretionary order to resell or transfer any Securities. Accordingly, Investors are further advised against attempting to resell or transfer any Securities until they have determined that any such resale or transfer is in compliance with the requirements of all Applicable Securities Laws, including but not limited to the filing with the appropriate regulatory authority of initial trade and other reports required upon any resale of the Securities.

12.      Consent to Collection and Disclosure of Information

12.1      the Investor acknowledges and consents to the fact that the Company is collecting the Investor's (and any beneficial purchaser for which the Investor is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Investor's subscription. The Investor acknowledges and consents to the Company retaining the personal information for so long as permitted or required by applicable law or business practices. The Investor further acknowledges and consents to the fact that the Company may be required by Applicable Securities Laws to provide regulatory authorities any personal information provided by the Investor respecting itself (and any beneficial purchaser for which the Investor is contracting hereunder). The Investor represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Investor is contracting. In addition to the foregoing, the Investor agrees and acknowledges that the Company may use and disclose the Investor's personal information, or that of each beneficial purchaser for whom the Investor is contracting hereunder, as follows:

(a)      for internal use with respect to managing the relationships between and contractual obligations of the Company and the Investor or any beneficial purchaser for whom the Investor is contracting hereunder;

(b)      for use and disclosure to the Company's transfer agent and registrar;

(c)      for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Internal Revenue Service or Canada Revenue Agency;

(d)      disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e)      disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f)      disclosure to professional advisers of the Company in connection with the performance of their professional services;

(g)      disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Investor's prior written consent;

(h)      disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i)      for use and disclosure as otherwise required or permitted by law.

12.2      The Investor acknowledges and consents to the release by the Company of information regarding the Investor's subscription including the Investor's name, address, telephone number, e-mail address and the number of Units purchased, in compliance with securities regulatory policies to regulatory authorities under Applicable Securities Laws, and the Investor waives, to the extent lawful, its rights under any privacy legislation. Without limiting the generality of the foregoing, the Investor acknowledges that it has been notified by the Company:

(a)      of the delivery of Personal Information to the Ontario Securities Commission ("OSC");

(b)      that Personal Information is being collected indirectly by the OSC under the authority granted to it in securities legislation;

(c)      that Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation in Ontario;

(d)      that the Investor can contact the Administrative Assistant to the Director of Corporate Finance at the OSC at Suite 1903, P.O. Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, or by telephone at (416) 593-8086 for information regarding the collection and use of Personal Information by the OSC; and

(e)      the Investor, and any beneficial purchaser for whom it is contracting hereunder hereby authorizes the indirect collection of Personal Information by the OSC.

13.      General

13.1      Time is of the essence hereof.

13.2      Neither this Subscription Agreement nor any provision hereof will be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

13.3      Words importing the masculine gender include the feminine or neuter, words in the singular include the plural and words importing a corporate entity include individuals, and vice versa.

13.4      The parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

13.5      This Subscription Agreement will be subject to, governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada as applicable therein and the Investor hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

13.6      This Subscription Agreement may not be assigned by any party hereto.

13.7      The Company will be entitled to rely on delivery of a facsimile or email copy of this Subscription Agreement, and acceptance by the Company of a facsimile or email copy of this Subscription Agreement will create a legal, valid and binding agreement between the Investor and the Company in accordance with its terms.

13.8      This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

13.9      This Subscription Agreement is deemed to be entered into on the acceptance date by the Company, notwithstanding its actual date of execution by the Investor.

13.10      This Subscription Agreement and including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Units by the Investor pursuant hereto, the completion of the issue of Securities of the Company and any subsequent disposition by the Investor of the Securities.

13.11      The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

13.12      Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Investor, or by anyone else.

13.13      Unless otherwise indicated, all monetary amounts are in Canadian dollars.

__________

[End of Schedule A]
__________

Schedule B

REPRESENTATION LETTER FOR ACCREDITED INVESTORS

To:                  OAXACA RESOURCES CORP. (the "Company").

            In connection with the purchase of the Units of the Company (the "Securities") by the undersigned investor or, if applicable, the disclosed principal on whose behalf the undersigned is purchasing as agent (the "Investor" for the purposes of this Representation Letter), the Investor hereby represents, warrants, covenants and certifies to the Company that:

1.      The Investor is either purchasing the Securities as principal for the Investor's own account or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") to be purchasing the Securities as principal;

2.      The Investor is an "accredited investor" within the meaning of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix I to this Representation Letter (YOU MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX I TO THIS REPRESENTATION LETTER AND, IF APPLICABLE, COMPLETE EACH QUESTION THAT FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION). If the Investor is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix I to this Representation Letter, please duly complete and sign two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix II to this Representation Letter. In addition, if the Investor is an individual relying on paragraph (j), (j.1), (k) or (l) of the "accredited investor" definition in Appendix I to this Representation Letter, please duly complete and sign the Accredited Investor Questionnaire attached hereto as Appendix III to this Representation Letter;

3.      The above representations, warranties and covenants will be true and correct both as of the execution of this Representation Letter and as of the issue date of the Securities and the Investor acknowledges that they will survive the completion of the issue of the Securities; and

4.      The undersigned acknowledges that the foregoing representations, warranties and covenants are made by the undersigned with the intent that they will be relied upon in determining the suitability of the Investor as a purchaser of the Securities and that this Representation Letter is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Investor set forth herein that takes place prior to the closing time of the purchase and sale of the Securities.

Dated: _____________________, 2016.

_________________________________________________
Print name of Investor

By:  _____________________________________________
       Signature

       _____________________________________________
       Title

       _____________________________________________
(Please print name of individual whose signature appears
above, if different from the name of the Investor printed
above)

__________

Appendix I to Schedule B

CERTIFICATE OF ACCREDITED INVESTOR

NOTE: YOU MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW AND COMPLETE EACH QUESTION WHICH FOLLOWS THE APPLICABLE PORTION OF THE DEFINITION.

               Accredited Investor - (as defined in National Instrument 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in National Instrument 45-106) includes:
_______	(a) except in Ontario, a Canadian financial institution, or a Schedule III bank,
_______	(a.1) in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),
_______	(b) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
_______	(b.1) in Ontario, the Business Development Bank of Canada,
_______

(c)      except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______

(c.1)      in Ontario, a subsidiary of any person or corporation referred to in clause (a.1) or (b.1), if the person or corporation owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______	(d) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
_______	(d.1) in Ontario, a person or corporation registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,
Jurisdiction(s) registered: _____________________________________________ Registration number(s): ______________________________________________
_______	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
_______

(e.1)      an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

            Name of person with whom Investor is or was registered:
            ________________________________________________
            Jurisdiction(s) registered: _______________________________
            Categories of registration: _______________________________

_______	(f) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
_______

(f.1)      in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

_______

(g)      a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

_______	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
_______

(i)      except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

_______

(i.1)       in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

Jurisdiction(s) registered: _____________________________________________ Registration number(s): ______________________________________________
_______

(j)      an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

[If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix II to the Representation Letter and the Accredited Investor Questionnaire attached as Appendix III to the Representation Letter]

_______

(j.1)      an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

[If this is your applicable category, you must also complete the Accredited Investor Questionnaire attached as Appendix III to the Representation Letter]

_______

(k)      an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

[If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix II to the Representation Letter and the Accredited Investor Questionnaire attached as Appendix III to the Representation Letter]

_______

(l)      an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

[If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix II to the Representation Letter and the Accredited Investor Questionnaire attached as Appendix III to the Representation Letter]

_______	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
Type of entity: ________________________________________________ Jurisdiction and date of formation: _______________________________
_______

(n)      an investment fund that distributes or has distributed its securities only to:

     (i)      a person that is or was an accredited investor at the time of the distribution,

     (ii)      a person that acquires or acquired securities in the circumstances referred to in sections
     2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or

     (iii)      a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

_______

(o)      an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

_______

(p)      a trust or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust or trust corporation, as the case may be,

Jurisdiction(s) registered: _____________________________________________ Registration number(s): ______________________________________________
_______

(q)      a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered: _____________________________________________ Categories of registration: _____________________________________________
_______

(r)      a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

            Registration number(s) assigned to subscriber: ___________________________
            Name of eligibility advisor or registered advisor: __________________________
            Jurisdiction(s) registered: ______________________________________________
            Categories of registration:______________________________________________

_______

(s)      an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

Jurisdiction organized: ______________________________________ Type of entity: _____________________________________________
_______

(t)      a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors [If this is your applicable category, each owner of interest must individually complete and submit to the Issuer its own copy of this Certificate of Accredited Investor],

Name(s) of owners of interest: __________________________________ Type of entity (if applicable): ___________________________________ Categories of accredited investor: _______________________________
_______	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

            Name of advisor: _____________________________________________
            Jurisdiction(s) registered: ______________________________________
            Categories of registration: _____________________________________
            Basis of exemption: ___________________________________________

_______	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,
_______	(v.1) in Ontario, a person or corporation that is recognized or designated by the Commission as an accredited investor,
Jurisdiction(s) recognized or designated: __________________________________
_______

(w)      a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

            Name(s) of settlor: _____________________________________________________
            Name(s) of trustees: ____________________________________________________
            Categories of accredited investor: ________________________________________
            Categories of beneficiaries: ______________________________________________

Dated: _____________________, 2016.

___________________________________________ Signature of individual (if Investor is an individual)

___________________________________________ Authorized signatory (if Investor is not an individual)

___________________________________________ Name of Investor (please print)

___________________________________________ Name of authorized signatory (please print)

___________________________________________ Official capacity of authorized signatory (please print)

For the purposes hereof:
(a)	"Canadian financial institution" means:
(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada); or

(ii)

a bank, loan corporation, trust, trust corporation, insurance corporation, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

"control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold:

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer; or
	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;
(c)	"director" means:
	(i)	a member of the board of directors of a corporation or an individual who performs similar functions for a corporation; and
	(ii)	with respect to a person that is not a corporation, an individual who performs functions similar to those of a director of a corporation;
(d)	"eligibility adviser" means:
(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a Investor and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and
(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	"executive officer" means, for an issuer, an individual who is:
	(i)	a chair, vice-chair or president;
	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production;
	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer; or
	(iv)	performing a policy-making function in respect of the issuer;
(f)

"financial assets" means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser's personal residence would not be included in a calculation of financial assets;

(g)	"financial statements" for the purposes of paragraph (m) of the "accredited investor" definition must be prepared in accordance with generally accepted accounting principles;
(h)	"founder" means, in respect of an issuer, a person who:
	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and
	(ii)	at the time of the trade is actively involved in the business of the issuer;
(i)

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j)	"investment fund" has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;
(k)	"person" includes:
	(i)	an individual;
	(ii)	a corporation;
	(iii)	a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not; and
	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;
(l)

"person" in Ontario means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative;

(m)

"net assets" means all of the purchaser's total assets minus all of the purchaser's total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser's personal residence. To calculate a purchaser's net assets under the "accredited investor" definition, subtract the purchaser's total liabilities from the purchaser's total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security;

(n)	"related liabilities" means:
	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or
	(ii)	liabilities that are secured by financial assets;
(o)	"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(p)	"spouse" means an individual who:
	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(q)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

                 All monetary references are in Canadian Dollars.

__________

Appendix II to Schedule B FORM 45-106F9 - FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Common Stock and Warrants	Issuer: Oaxaca Resources Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE INVESTOR
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $________.
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

  Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

  Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.
Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Oaxaca Resources Corp.
7458 Allison Place, Chilliwack, British Columbia, Canada, V4Z 1J7
Attn: Devon Loosdrecht, Chief Executive Officer
Email: devon.a.loosdrecht@gmail.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

__________

Appendix III to Schedule B

accredited investor QUESTIONNAIRE

To:                 OAXACA RESOURCES CORP. (the "Company").

             In connection with the purchase of the Units (the "Securities") of the Company by the undersigned investor or, if applicable, the disclosed principal on whose behalf the undersigned is purchasing as agent (the "Investor" for the purposes of this Appendix III), the Investor is required to complete this questionnaire (the "Questionnaire"). The Questionnaire is being distributed to the Investor by the Company, to enable the Company to determine whether the Investor is qualified to invest in the Securities. In order to qualify under the Accredited Investor prospectus exemption set out in Section 2.3 of National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") or Section 73.3 of the Securities Act (Ontario), the Investor must be an "accredited investor" (as that term is defined in Section 1.1 of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106).

             The Investor understands that the Company and its counsel are relying upon the accuracy and completeness of the information provided in the Questionnaire in order to determine whether the Investor qualifies for the accredited investor prospectus exemption in compliance with NI 45-106 or Section 73.3 of the Securities Act (Ontario). The Investor agrees to indemnify and hold harmless the Issuer, their respective directors, officers, shareholders, representatives and agents, and any person who controls any of the foregoing, against any and all loss, liability, claim, damage and expense (including attorneys' fees) arising out of or based upon any misstatement or omission in the information provided in the Questionnaire.

             ACCORDINGLY, THE INVESTOR IS OBLIGATED TO READ THE QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

             ALL INFORMATION CONTAINED IN THE QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Investor understands and agrees that the Company may present, upon giving prior notice to the Investor, the Questionnaire to such parties as the Company deems appropriate if called upon to establish that the issuance of the Securities is exempt from the prospectus requirements in accordance with the accredited investor prospectus exemption; provided, however, that the Company need not give prior notice to the Investor of its presentation of the Questionnaire to the Company's regularly employed legal, accounting and financial advisors. The Investor understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of the Securities. The Investor also understands that the Investor may be required to furnish additional information.

             PLEASE NOTE THE FOLLOWING INSTRUCTIONS BEFORE COMPLETING THIS QUESTIONNAIRE:

(a)      Unless instructed otherwise, the Investor must answer each question on the Questionnaire.

(b)      If the answer to a particular question is "None" or "Not Applicable," please so state.

(c)      If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon.

(d)      Persons having questions concerning any of the information requested in this Questionnaire should consult with their representative or representatives, lawyer, accountant or broker or may call Garmatex Counsel at (604) 691-7445 (direct phone) or email thomas.deutsch@mcmillan.ca.

(e)      One signed and dated copy of the Questionnaire should be returned with the Subscription Agreement to which the Questionnaire is attached to Garmatex Counsel, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, Attention: Thomas J. Deutsch (fax: (604) 893-2679 and email: thomas.deutsch@mcmillan.ca). The other copy should be retained for the Investor's files.

1.        Personal Data

Name:  _______________________________________________________________________________________

Address:______________________________________________________________________________________

_____________________________________________________________________________________________

Email for notice and correspondence: ______________________________________________________________

2.        Employment and Business Experience

Present occupation:_____________________________________________________________________________

Do you own your own business or are you otherwise employed? _________________________________________

Name and type of business employed by or owned:____________________________________________________

_____________________________________________________________________________________________

Present title or position: _________________________________________________________________________

Do you have any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, dealer registration, advisor registration or investment fund manager registration?

Yes: ____________ No: ____________

If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3.        Financial Information

Your annual net income before taxes (all sources):
Most recent calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000- $199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Prior calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000-$199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Your spouse's annual net income before taxes (all sources):

Most recent calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000-$199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Prior calendar year:	☐ Less than $49,999	☐ $50,000-$99,999	☐ $100,000-$149,999
	☐ $150,000-$199,999	☐ $200,000-$299,000	☐ $300,000-$399,999
	☐ $400,000-$500,000	☐ Greater than $500,000

Your estimated financial assets net of related liabilities:

☐ Less than $249,999	☐ $250,000 - $499,999	☐ $500,000 - $749,999	☐ $750,000 - $1,000,000
☐ $1,000,001- $3,000,000	☐ $3,000,001 -$5,000,000	☐ Greater than $5 million

Briefly describe the nature of your financial assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Your spouse's estimated financial assets net of related liabilities:

☐ Less than $249,999	☐ $250,000 - $499,999	☐ $500,000 - $749,999	☐ $750,000 - $1,000,000
☐ Greater than $1 million

Briefly describe the nature of your spouse's financial assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

"financial assets" means cash, securities or a contract of insurance, a deposit or evidence of deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser's personal residence would not be included in a calculation of financial assets.

"related liabilities" means: (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (ii) liabilities that are secured by financial assets.

Your estimated total net assets:
 Less than $449,999	 $500,000-$999,999	 $1,000,000-$1,999,999
 $2,000,000-$2,999,999	 $3,000,000-$3,999,999	 $4,000,000-$4,999,999
 $5 million or more

Briefly describe the nature of your net assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Your spouse's estimated total net assets:
 Less than $449,999	 $500,000-$999,999	 $1,000,000-$1,999,999
 $2,000,000-$2,999,999	 $3,000,000-$3,999,999	 $4,000,000-$4,999,999
 $5 million or more

Briefly describe the nature of your spouse's net assets:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

"net assets" means all of the investor's total assets minus all of the investor's total liabilities, and those of the investor's spouse if the investor's spouse's total net assets are being included to satisfy category (l) of the accredited investor definition. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of an investor's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the investor's personal residence. To calculate a investor's net assets, subtract the investor's total liabilities from the investor's total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.
Investor's Signature __________________________________________ Signature __________________________________________ Name (please type or print) _____________________________________, 2016 Date

Spouse's Signature (if applicable)

__________________________________________
Signature

__________________________________________
Name (please type or print)

_____________________________________, 2016
Date

__________
[End of Schedule B]
__________

Schedule C

REPRESENTATION LETTER

CERTIFICATE OF FAMILY, FRIENDS AND BUSINESS ASSOCIATES STATUS UNDER NI45-106
(NOT APPLICABLE FOR RESIDENTS OF SASKATCHEWAN)

To:                OAXACA RESOURCES CORP. (the "Company").

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

               For the purposes of this Subscription Agreement, a "close personal friend" of a director, executive officer, founder or control person of the Company is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness. The term "close personal friend" can include a family member who is not already specifically identified in the exemptions if the family member satisfies the criteria described above.

               An individual is not a close personal friend solely because the individual is:

(a)      a relative;

(b)      a member of the same organization, association or religious group; or

(c)      a client, customer, former client or former customer.

               For the purposes of this Agreement, a "close business associate" is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the Company to be in a position to assess their capabilities and trustworthiness.

               An individual is not a close business associate solely because the individual is:

(a)      a member of the same organization, association or religious group, or

(b)      a client, customer, former client or former customer.

               The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close personal friend of a close personal friend of a director of the Company.

               It is acknowledged by the parties that no commission or finder's fee may be paid to any director, officer, founder or control person of the Company in connection with a trade under one of the following prospectus exemptions.

               In connection with the execution of the Subscription Agreement to which this Form is attached, the undersigned (the "Investor") represents and warrants to the Company that the Investor is (please place an "X" on the appropriate lines and complete the required information for the applicable category):
_____ Category 1	A director, executive officer, employee or control person of the Company or of an affiliate of the Company;
_____ Category 2

A spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Company or of an affiliate of the Company, namely _____
________________________________________________________________;
                   [insert name of such director, executive officer or control person]

_____ Category 3

A parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Company or of an affiliate of the Company, namely ______________________________________________________________;
                    [insert name of such director, executive officer or control person]

____ Category 4

A close personal friend of a director, executive officer or control person of the Company or of an affiliate of the Company;

_____________________________________________________________________
(insert name of applicable person)

____________________________________________________________________
Length of Relationship

_____________________________________________________________________
Details of Relationship

_____ Category 5

A close business associate of a director, executive officer or control person of the Company or of an affiliate of the Company;

_____________________________________________________________________
(insert name of applicable person)

_____________________________________________________________________
Length of Relationship

_____________________________________________________________________
Prior Business Dealings

_____________________________________________________________________
Details of Relationship

_____ Category 6

A founder of the Company or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Company;

_____________________________________________________________________
(insert name of applicable person)

_____________________________________________________________________
Length of Relationship

_____________________________________________________________________
Prior Business Dealings (if applicable)

_____________________________________________________________________
Details of Relationship

_____ Category 7

A parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Company;

_____________________________________________________________________
(insert name of applicable person)
_____________________________________________________________________
Length of Relationship

_____________________________________________________________________
Details of Relationship

_____ Category 8

A person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in Categories 1 to 7 above;

_____________________________________________________________________
(insert name of applicable person)

_____________________________________________________________________
Length of Relationship

_____________________________________________________________________
Prior Business Dealings (if applicable)

_____________________________________________________________________
Details of Relationship

_____ Category 9

A trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in Categories 1 to 7 above.

_____________________________________________________________________
(insert name of applicable person)

_____________________________________________________________________
Length of Relationship

_____________________________________________________________________
Prior Business Dealings (if applicable)

_____________________________________________________________________
Details of Relationship

               If the Investor is a resident of Ontario and the Company is not an investment fund, the Investor has concurrently executed and delivered a Form 45-106F12 - Risk Acknowledgement Form for Family, Friends and Business Associate Investors in the form attached as Appendix V to this Schedule "B" and signed by all of the following:

(a)      the Investor;

(b)      an executive officer of the Company other than the Investor;

(c)      if the Investor is a person referred to in Category 2 above, the director, executive officer or control person of the Company or an affiliate of the Company who has the specified relationship with the purchaser;

(d)      if the Investor is a person referred to under Category 3 above, the director, executive officer or control person of the Company or an affiliate of the Company whose spouse has the specified relationship with the Investor;

(e)      if the Investor is a person referred to under Category 4 or 5 above, the director, executive officer or control person of the Company or an affiliate of the Company who is a close personal friend or a close business associate of the Investor; and

(f)      the founder of the Company, if the Investor is a person referred to in Category 6 or 7 above, other than the founder of the Company.

               The statements made in this Form are true and accurate to the best of my information and belief and I will promptly notify the Company of any changes in the answers.

Dated ,2016.

X
Signature of individual (if Investor is an individual)

X
Authorized signatory (if Investor is not an individual)

Name of Investor (please print)

Name of authorized signatory (if Investor not an individual) (please print)

Official capacity of authorized signatory (if Investor not an individual) (please print)

__________

Appendix I to Schedule C FORM 45-106F12 Risk Acknowledgement Form for Family, Friend and Business Associate Investors From Ontario

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities: Common Stock and Warrants	Issuer: Oaxaca Resources Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $__________________.
Liquidity risk - You may not be able to sell your investment quickly - or at all.

Lack of information - You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials

A)   You are:

1.   [check all applicable boxes]

[ ] a director of the issuer or an affiliate of the issuer

[ ] an executive officer of the issuer or an affiliate of the issuer

[ ] a control person of the issuer or an affiliate of the issuer

[ ] a founder of the issuer

OR

2.   [check all applicable boxes]

[ ] a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

[ ] a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B)   You are a family member of ________________________, who holds the following position at the issuer or an affiliate of the issue: ______________________________.

You are the __________________________ of that person or that person's spouse.

C)   You are a close personal friend of _________________________, who holds the following position at the issuer or an affiliate of the issuer: _____________________.

You have known that person for _______ years.

D)   You are a close business associate of ______________________, who holds the following position at the issuer or an affiliate of the issuer:
________________________.

You have known that person for _______ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer

[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

[ ] family relationship as set out in section 3B of this form

[ ] close personal friendship as set out in section 3C of this form

[ ] close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Oaxaca Resources Corp.
7458 Allison Place, Chilliwack, British Columbia, Canada, V4Z 1J7
Attn: Devon Loosdrecht, Chief Executive Officer
Email: devon.a.loosdrecht@gmail.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

Signature of executive officer of issuer (other than the purchaser):	Date:

__________
[End of Schedule C]
__________

Schedule D

CERTIFICATE OF U.S. PURCHASER

(This form must be completed by Investors that are U.S. Purchasers)

            Capitalized terms not specifically defined in this Certificate have the meaning ascribed to them in the Subscription Agreement to which this Schedule D is attached. In the event of a conflict between the terms of this Certificate and such Subscription Agreement, the terms of this Certificate shall prevail.

            In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule D is attached, the undersigned Investor covenants, represents and warrants to the Company that:

(a)       it is a U.S. Purchaser;

(b)       it understands that the Securities have not been and will not be registered under the U.S. Securities Act, that the offer and sale of the Securities contemplated hereby are being made in reliance on the exemption from such registration requirement provided by Rule 506 of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act and similar exemptions under applicable state securities laws, and that the Securities will be "restricted securities" (as defined in Rule 144(a)(3) under the U.S. Securities Act);

(c)       it, and any beneficial purchaser on whose behalf it is purchasing, is an "accredited investor", as defined in Rule 501(a) of Regulation D by virtue of satisfying one or more of the categories indicated below (please place your initials on the appropriate line(s) for each of the Investor and any beneficial purchaser, if any):
_______	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_______	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_______	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or
_______	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
_______	Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or
_______	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or
_______	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended; or
_______	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

_______	Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are "accredited investors" as defined in Rule 501(a) under the U.S. Securities Act; or

_______	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisors Act of 1940, as amended; or
_______	Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000; or

_______	Category 12.	Any director or executive officer of the issuer; or
_______	Category 13.

A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth: (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

_______	Category 14.

A natural person that had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future; or

_______	Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act; or

_______	Category 16.

An entity in which all of the equity owners are "accredited investors" as defined in Rule 501(a) under the U.S. Securities Act (if this alternative is selected you must identify each equity owner and provide statements for each demonstrating how they qualify as an accredited investor);

(d)       the office of the Investor at which the Investor received and accepted the offer to purchase the Company's Securities is the address listed on the signature page of the Subscription Agreement;

(e)       it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(f)       the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(g)       it is acquiring the Securities for its own account, or for the account of another "accredited investor" (as defined in paragraph 1(c) above) over which it exercises sole investment discretion, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of United States federal or state securities laws;

(h)       it acknowledges that it has not purchased the Units as a result of any form of general solicitation or general advertising, as such terms are defined in Rule 502(c) of Regulation D, including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(i)       if it decides to offer, sell, pledge or otherwise transfer any of the Securities, it will not offer, sell, pledge or otherwise transfer any of such Securities directly or indirectly, unless:

(i)       the sale is to the Company;

(ii)       the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)       the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv)       the Securities, are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Company;

(j)       it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Securities will bear a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY [for Warrants add: AND THE SECURITIES ISSUABLE UPON exercise HEREOF] HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. they MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSEFERRED EXPECT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.";

(k)       it understands that the Securities are "restricted securities" as defined in Rule 144(a)(3) under the U.S. Securities Act, and that it may dispose of the Securities only pursuant to an effective registration statement under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act; it understands and acknowledges that the Company is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities in the United States; accordingly, it understands that absent registration under the U.S. Securities Act or an exemption therefrom, it may be required to hold the Securities indefinitely;

(l)       it understands that (i) if the Company is deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a "Shell Company"), Rule 144 under the U.S. Securities Act may not be available for resales of the Securities and (ii) the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Securities;

(m)       it consents to the Company making a notation on its records or giving instruction to their respective registrar and transfer agents in order to implement the restrictions on transfer set forth and described herein;

(n)       it understands and agrees that there may be material tax consequences to the Investor of an acquisition, disposition or exercise of any of the Securities; the Company gives no opinion and makes no representation with respect to the tax consequences to the Investor under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities. In particular, no determination has been made whether the Company will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the "Code"); provided however, the Company agrees that it shall provide to the Investor, upon written request, all of the information that would be required for United States income tax reporting purposes by a United States security holder making an election to treat the Company as a "qualified electing fund" for the purposes of the Code, should the Company or the Investor determine that the Company is a PFIC in any calendar year following the Investor's purchase of the Securities;

(o)       it understands that the Company is incorporated under the laws of the State of Nevada, that substantially all of the Company's assets may be located outside the United States and that most or all of their respective directors and officers are residents of countries other than the United States, and, as a result, it may be difficult for the Investor to effect service of process within the United States upon the Company or its respective directors or officers, or to realize in the United States upon judgments of courts of the United States predicated upon civil liability of the Company and its respective directors and officers under the U.S. federal securities laws;

(p)       it understands that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Securities;

(q)       if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Securities; and

(r)       it understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company in determining its eligibility to purchase the Units.

            The statements made in this Certificate are true and accurate to the best of my information and belief and I will promptly notify the Company of any changes in any representation, warranty, agreement or other information relating to the undersigned set forth herein which takes place prior to the Closing.

ONLY U.S. PURCHASERS NEED TO COMPLETE AND SIGN

Dated: _____________________, 2016.

____________________________________________ Name of Investor (please print)
By:
_______________________________________ Authorized Signature

____________________________________________ Official Capacity or Title, if any (please print)

__________

[End of Schedule D]
__________

Schedule E

CERTIFICATE OF FOREIGN INVESTOR

(Non-U.S. and Non-Canadian Investors)

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

To:               OAXACA RESOURCES CORP. (the "Company").

            In connection with the purchase by the undersigned investor (the "Investor") of Units (which are hereinafter referred to as the "Securities") of the Company, the Investor on its own behalf and (if applicable) on behalf of others for whom it is acting hereunder, hereby represents, warrants, covenants and certifies to and with the Company and its counsel (and acknowledges that the Company and its counsel are relying thereon) that the undersigned (or any beneficial purchaser on whose behalf it is acting) is not in the United States or Canada and is not a "U.S. Person" (as defined in Regulation S promulgated under the U.S. Securities Act), is not purchasing the Securities for the account or benefit of a U.S. Person or a person in the United States (as defined in Regulation S) or a Canadian Person, and is otherwise subject to, the securities laws of a jurisdiction other than Canada or the United States, and:

(a)       the Investor is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)       a purchaser that is recognized by the securities regulators in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction as an exempt purchaser and is purchasing the Securities as principal for its, or (if applicable) each such other purchaser's, own account, and not for the benefit of any other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased, or purchasing the securities as agent or trustee for the principal disclosed on the cover page of this Subscription Agreement and each disclosed principal for whom the Investor is acting is purchasing as principal for its own account, and not a view to resale or distribution; or

(ii)       a purchaser which is purchasing the Securities pursuant to an exemption from any prospectus or securities registration requirements available to the Company, the Investor and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Investor and any such other purchaser are otherwise subject to, and the Investor and any such other purchaser will deliver to the Company such particulars of the exemption and their qualification thereunder as the Company may reasonably request;

(b)        the purchase of the Securities by the Investor, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation of the Company to prepare and file a prospectus, an offering memorandum or similar document; or (ii) any obligations of the Company to make any filings with or seek any approvals of any kind from any regulatory body in such jurisdiction or any other ongoing reporting requirements with respect to such purchase or otherwise; or (iii) any registration or other obligation on the part of the Company;

(c)       the Investor is knowledgeable of, and has been independently advised as to, the securities laws of such jurisdiction as applicable to this Subscription Agreement; and

(d)       the Investor, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of any Securities, except in accordance with the Applicable Securities Laws and any other applicable securities laws, and if the Investor, or (if applicable) such beneficial purchaser sell or otherwise dispose of any Securities to another person, the Investor, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Form and will comply with such other requirements as the Company may reasonably require.
Dated , 2016.

X
Signature of individual (if Investor is an individual)

X
Authorized signatory (if Investor is not an individual)

Name of Investor (please print)

Name of authorized signatory (if Investor not an
individual) (please print)

Official capacity of authorized signatory (if Investor not an individual) (please print)

__________

[End of Schedule E]
[End of Subscription Agreement]

__________